UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 24, 2014 (November 18, 2014)

LABSTYLE INNOVATIONS CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-186054	45-2973162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Halamish Street

Caesarea Industrial Park

38900, Israel

(Address of Principal Executive Offices)

972-4-770-4054

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Background

On September 23, 2014, LabStyle Innovations Corp. (the “Company”) entered into and closed the transactions contemplated by a definitive Securities Purchase Agreement (the “Securities Purchase Agreement”). The lead investor in the financing memorialized in the Securities Purchase Agreement was Dicilyon Consulting and Investment Ltd., an affiliate of Israeli investor David Edery (“Edery”). Pursuant to the Securities Purchase Agreement, Edery has the right, for so long as Edery holds 25%, 15% and 10% of the outstanding shares of the Company’s common stock, to appoint, respectively, three, two or one member of the Company’s seven person Board of Directors (the “Board of Directors”). Edery currently holds the right to appoint three members of the Board of Directors.

In connection with the closing of the transactions contemplated by the Securities Purchase Agreement: (i) Edery appointed Rami Yehudiha to serve as a member of the Board of Directors and (ii) each director of the Company undertook to resign upon the request of Edery in the event Edery elected to exercise his right to make additional appointments to the Board of Directors.

Appointment and Resignation of Directors

On November 18, 2014, Edery exercised his right to appoint two members to the Board of Directors by requesting that Dr. Oren Fuerst and Dr. Steven A. Kaplan resign from the Board of Directors. Accordingly, Dr. Kaplan resigned from the Board of Directors effective as of November 21, 2014 and Dr. Fuerst resigned from the Board of Directors effective as of November 23, 2014.

On November 23, 2014, the remaining members of the Board of Directors acted by unanimous written consent to name Edery’s appointees, Dr. Peter M. Kash and Ms. Hila Karah, as members of the Board of Directors. Below is the biographical information of Dr. Kash and Ms. Karah:

Dr. Peter M. Kash, age 53, currently serves as Executive Chairman of iOS app developer Time Flash LLC. He has also since 2005 served as the President of investment bank RiverBank Capital Securities, a FINRA member firm. From 1992 to September 2004, Dr. Kash was the Senior Managing Director at Paramount BioCapital Investments, LLC, as well as Paramount BioCapital, Inc., each biotechnology investment firms. He has co-founded and led investments in more than a dozen successful biotechnology companies and served on numerous boards of directors, including Keryx Biopharmaceuticals, Velcera, Inc. and Intercept Pharmaceuticals. He is a distinguished author of several books on business and healthcare, a lecturer on entrepreneurship, and has served as an Adjunct Professor at the Wharton School of Business. Dr. Kash received his B.S. in Management Science from State University of New York at Binghamton and his M.B.A. in Banking and International Finance from Pace University. Dr. Kash also holds doctorate in education from Yeshiva University.

Hila Karah, age 46, is an independent business consultant and an investor in several high-tech, biotech and Internet companies.  From 2006 to 2013, she served as a partner and Chief Investment Officer of Eurotrust Ltd., a family office.  From 2002 to 2005, she served as a research analyst at Perceptive Life Sciences Ltd., a New York-based hedge fund.  Prior to that, Ms. Karah served as research analyst at Oracle Partners Ltd., a health care-focused hedge fund.  Ms. Karah has served as a director in several private and public companies including Intec Pharma, since 2009 and Cyren Ltd since 2008. Ms. Karah holds a BA in Molecular and Cell Biology from the University of California, Berkeley, and studied at the University of California, Berkeley-University of California, San Francisco Joint Medical Program.

Dr. Kash and Ms. Karah were appointed to the Board of Directors as nominees of Edery pursuant to the terms of the Securities Purchase Agreement. Except for the foregoing, there are no related party transactions involving Dr. Kash or Ms. Karah that are reportable under Item 404(a) of Regulation S-K. There are no material plans, contracts or arrangements to which Dr. Kash or Ms. Karah are a party or in which they participate, nor has there been any material amendment to any plan, contract or arrangement by virtue of Dr. Kash and Ms. Karah’s appointments.

In addition, the Board of Directors has appointed Erez Raphael, the Company’s President and Chief Executive Officer and a director of the Company, to serve as Acting Chairman of the Board. The Nominating and Corporate Governance Committee of the Board of Directors will in due course investigate and evaluate potential candidates to serve as a permanent Chairman of the Board.

Board Committees

In light of the appointments of Dr. Kash and Ms. Karah, the Board of Directors as reconstituted its standing committees to be composed of the following directors:

Audit Committee

Dennis M. McGrath, Chairman
Malcolm Hoenlein

Compensation Committee

Malcolm Hoenlein, Chairman
Hila Karash

Rami Yehudiha

Nominating and Corporate Governance Committee

Richard B. Stone, Chairman
Hila Karash

Rami Yehudiha

Cautionary Note Regarding Forward-Looking Statements

This Current Report of the Company contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “plan,” “project,” “potential,” “seek,” "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate" or "continue" are intended to identify forward-looking statements. Readers are cautioned that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be made in this Current Report. Factors that could cause or contribute to differences between the Company's actual results and forward-looking statements include, but are not limited to, those risks discussed in the Company's filings with the U.S. Securities and Exchange Commission. Readers are cautioned that actual results (including, without limitation, the performance of the new Company directors described herein) may differ significantly from those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2014	LABSTYLE INNOVATIONS CORP.

	By:	/s/ Gadi Levin
Name: Gadi Levin
Title: Chief Financial Officer, Treasurer and Secretary